SUPPLEMENT DATED MARCH 25, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Portfolio Optimization Moderate-Conservative Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Risks from Holdings in Underlying Funds subsection, Consumer Products Sector Risk is removed.